As filed with the Securities and Exchange Commission on June 29, 2012

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

TORNIER N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	98-0509600
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Fred. Roeskestraat 123

1076 EE Amsterdam, The Netherlands

(+ 31) 20 675 4002

(Address of principal executive offices) (Zip code)

Tornier N.V. 2010 Incentive Plan

(Full title of the plan)

Kevin M. Klemz

Vice President, Chief Legal Officer and Secretary

Tornier N.V.

Fred. Roeskestraat 123

1076 EE Amsterdam, The Netherlands

(+ 31) 20 675 4002

(Name and address, including zip code, and telephone number, including area code, of agent for service)

Copies requested to:

Amy E. Culbert, Esq.

Oppenheimer Wolff & Donnelly LLP

222 South Ninth Street, Suite 2000

Minneapolis, Minnesota 55402

(612) 607-7287

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer (Do not check if a smaller reporting company) ☒	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered(1)	Proposed maximum offering price per share(2)	Proposed maximum aggregate offering price(2)	Amount of registration fee
Ordinary Shares, par value €0.03 per share	2,700,000 shares	$21.45	$57,915,000	$6,637.06

(1)	The number of ordinary shares, par value €0.03 per share, of Tornier (“Ordinary Shares”), stated above represents an increase in the total number of shares available for issuance under the Tornier N.V. 2010 Incentive Plan, as such plan has been and may be amended hereafter from time to time (the “Plan”). 1,199,296 shares have been registered previously under a prior registration statement on Form S-8 (File No. 333-172553). In addition, the maximum number of Ordinary Shares that may be issued under the Plan is subject to adjustment in accordance with certain provisions of the Plan. Accordingly, pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), to the extent additional Ordinary Shares may be issued or issuable as a result of a stock split or other distribution declared at any time by Tornier’s Board of Directors while this registration statement is in effect, this registration statement is hereby deemed to cover all such additional Ordinary Shares.

(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) under the Securities Act and calculated based on the average of the high and low sales prices of the Ordinary Shares, as reported on the NASDAQ Global Select Market on June 25, 2012.

STATEMENT UNDER GENERAL INSTRUCTION E—

REGISTRATION OF ADDITIONAL SECURITIES

The registrant, Tornier N.V. (“Tornier” or “Registrant”), previously filed a registration statement on Form S-8 (SEC File No. 333-172553) with the Securities and Exchange Commission (the “Commission”) in connection with the registration of 1,199,296 ordinary shares of Tornier to be issued under the Tornier N.V. 2010 Incentive Plan, as such plan has been and hereafter may be amended from time to time (the “Plan”).

Pursuant to General Instruction E of Form S-8, this registration statement on Form S-8 (this “Registration Statement”) is filed by Tornier solely to register an additional 2,700,000 ordinary shares of Tornier available for issuance under the Plan. This increase was approved by Tornier’s Board of Directors and shareholders. Pursuant to General Instruction E of Form S-8, the contents of Tornier’s previously filed registration statement on Form S-8 (SEC File No. 333-172553), including without limitation periodic reports that Tornier filed, or will file, after this Registration Statement to maintain current information about Tornier, are hereby incorporated by reference into this Registration Statement pursuant to General Instruction E of Form S-8, with the exception of Items 3 and 8 of Part II of such prior registration statement, each of which is amended and restated in its entirety herein.

PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

The documents containing the information specified in Part I of Form S-8 have been or will be sent or given to participants as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the “Securities Act”). In accordance with the instructions of Part I of Form S-8, such documents will not be filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus as required by Section 10(a) of the Securities Act.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

The following documents previously filed by Tornier with the Commission are incorporated by reference into this Registration Statement:

(a)	Tornier’s annual report on Form 10-K for the fiscal year ended January 1, 2012;

(b)	Tornier’s quarterly report on Form 10-Q for the fiscal quarter ended April 1, 2012;

(c)	Tornier’s current reports on Form 8-K filed with the Commission on April 13, 2012, May 15, 2012 and June 29, 2012; and

(d)	the description of Tornier’s ordinary shares contained in its registration statement on Form 8-A and any amendments or reports filed for the purpose of updating such description.

In addition, all documents filed with the Commission by Tornier (other than portions of such documents which are furnished and not filed) pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all of the securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the time of filing of such documents with the Commission.

Any statement contained in the documents incorporated or deemed to be incorporated by reference into this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference into this Registration Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8.  Exhibits

The following exhibits are filed with or incorporated by reference into this Registration Statement:

Exhibit No.	Description
4.1	Articles of Association of Tornier N.V. (incorporated by reference to Exhibit 3.1 to Tornier’s Annual Report on Form 10-K for the fiscal year ended January 2, 2011 (File No. 001-35065))

4.2

Specimen Certificate for Ordinary Shares (incorporated by reference to Exhibit 4.1 to Tornier’s Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 14, 2010 (Registration No. 333-167370))

4.3

Registration Rights Agreement, dated July 16, 2010, by and among the investors on Schedule I thereto, the persons listed on Schedule II thereto and Tornier B.V. (incorporated by reference to Exhibit 4.2 to Tornier’s Amendment No. 2 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 11, 2010 (Registration No. 333-167370))

4.4

Securityholders’ Agreement, dated July 18, 2006, by and among the parties listed on Schedule I thereto, KCH Stockholm AB, Alain Tornier, Warburg Pincus (Bermuda) Private Equity IX, L.P., and TMG B.V. (predecessor to Tornier B.V.) (incorporated by reference to Exhibit 10.28 to Tornier’s Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 14, 2010 (Registration No. 333-167370))

4.5

Amendment No. 1 to the Securityholders’ Agreement, dated August 27, 2010, by and among the Securityholders on Schedule I thereto and Tornier B.V. (incorporated by reference to Exhibit 10.37 to Tornier’s Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 14, 2010 (Registration No. 333-167370))

Exhibit No.	Description
4.6

Joinder Agreement, dated March 30, 2007, by and between Tornier B.V. and DVO—Extremity Solutions, LLC (incorporated by reference to Exhibit 10.29 to Tornier’s Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 14, 2010 (Registration No. 333-167370))

4.7

Joinder Agreement, dated September 24, 2007, by and between Tornier B.V. and TMG Partners II LLC (incorporated by reference to Exhibit 10.30 to Tornier’s Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 14, 2010 (Registration No. 333-167370))

4.8

Joinder Agreement, dated October 27, 2008, by and between Tornier B.V. and TMG Partners III LLC (incorporated by reference to Exhibit 10.31 to Tornier’s Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 14, 2010 (Registration No. 333-167370))

4.9

Joinder Agreement, dated May 11, 2009, by and between Tornier B.V. and Split Rock Partners, L.P. (incorporated by reference to Exhibit 10.32 to Tornier’s Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 14, 2010 (Registration No. 333-167370))

4.10

Joinder Agreement, dated April 2008, by and between Tornier B.V. and Stichting Administratiekantoor Tornier (incorporated by reference to Exhibit 10.33 to Tornier’s Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 14, 2010 (Registration No. 333-167370))

4.11

Joinder Agreement, dated May 25, 2010, by and between Tornier B.V. and Medtronic Bakken Research Center B.V. (incorporated by reference to Exhibit 10.34 to Tornier’s Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 14, 2010 (Registration No. 333-167370))

5.1	Opinion of Stibbe N.V. as to the validity of the shares to be issued (filed herewith)

10.1

Tornier N.V. Amended and Restated 2010 Incentive Plan (incorporated by reference to Exhibit 10.1 to Tornier’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 29, 2012 (File No. 001-35065))

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (filed herewith)

23.2	Consent of Stibbe N.V. (included as part of Exhibit 5.1)

24.1	Power of Attorney (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Edina, State of Minnesota on June 29, 2012.

TORNIER N.V.

By:	/s/ Douglas W. Kohrs
Douglas W. Kohrs
President and Chief Executive Officer
(principal executive officer)

By:	/s/ Carmen L. Diersen
Carmen L. Diersen
Global Chief Financial Officer
(principal financial and accounting officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

/s/ Douglas W. Kohrs Douglas W. Kohrs	President and Chief Executive Officer	June 29, 2012

/s/ Carmen L. Diersen Carmen L. Diersen	Global Chief Financial Officer	June 29, 2012

* Sean D. Carney	Chairman of the Board	June 29, 2012

* Richard B. Emmitt	Director	June 29, 2012

* Pascal E.R. Girin	Director	June 29, 2012

* Kevin C. O’Boyle	Director	June 29, 2012

* Alain Tornier	Director	June 29, 2012

* Richard F. Wallman	Director	June 29, 2012

Name and Signature	Title	Date

* Elizabeth H. Weatherman	Director	June 29, 2012

*        Kevin M. Klemz, pursuant to powers of attorney duly executed by each of the above directors of Tornier N.V. and filed with the Securities and Exchange Commission in Washington, D.C., hereby executes this Registration Statement on behalf of each of the persons named above in the capacity set forth opposite his or her name.

/s/ Kevin M. Klemz
Kevin M. Klemz Attorney-in-Fact	June 29, 2012

TORNIER N.V.

REGISTRATION STATEMENT ON FORM S-8

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
4.1	Articles of Association of Tornier N.V.	Incorporated by reference to Exhibit 3.1 to Tornier’s Annual Report on Form 10-K for the fiscal year ended January 2, 2011 (File No. 001-35065)
4.2	Registrant’s Specimen Certificate for Ordinary Shares	Incorporated by reference to Exhibit
4.1 to Tornier’s Amendment No. 3
to Registration Statement on
Form S-1 filed with the Securities
and Exchange Commission on
September 14, 2010

(Registration No. 333-167370)

4.3	Registration Rights Agreement, dated July 16, 2010, by and among the investors on Schedule I thereto, the persons listed on Schedule II thereto and Tornier B.V.	Incorporated by reference to Exhibit
4.2 to Tornier’s Amendment No. 2
to Registration Statement on
Form S-1 filed with the Securities
and Exchange Commission on
August 11, 2010

(Registration No. 333-167370)

4.4	Securityholders’ Agreement, dated July 18, 2006, by and among the parties listed on Schedule I thereto, KCH Stockholm AB, Alain Tornier, Warburg Pincus (Bermuda) Private Equity IX, L.P., and TMG B.V. (predecessor to Tornier B.V.)	Incorporated by reference to Exhibit
10.28 to Tornier’s Amendment No.
3 to Registration Statement on
Form S-1 filed with the Securities
and Exchange Commission on
September 14, 2010

(Registration No. 333-167370)

4.5	Amendment No. 1 to the Securityholders’ Agreement, dated August 27, 2010, by and among the Securityholders on Schedule I thereto and Tornier B.V.	Incorporated by reference to Exhibit
10.37 to Tornier’s Amendment No.
3 to Registration Statement on
Form S-1 filed with the Securities
and Exchange Commission on
September 14, 2010

(Registration No. 333-167370)

4.6	Joinder Agreement, dated March 30, 2007, by and between Tornier B.V. and DVO—Extremity Solutions, LLC	Incorporated by reference to Exhibit
10.29 to Tornier’s Amendment No.
3 to Registration Statement on
Form S-1 filed with the Securities
and Exchange Commission on
September 14, 2010

(Registration No. 333-167370)

Exhibit No.	Description	Method of Filing
4.7	Joinder Agreement, dated September 24, 2007, by and between Tornier B.V. and TMG Partners II LLC	Incorporated by reference to Exhibit
10.30 to Tornier’s Amendment No.
3 to Registration Statement on
Form S-1 filed with the Securities
and Exchange Commission on
September 14, 2010

(Registration No. 333-167370)

4.8	Joinder Agreement, dated October 27, 2008, by and between Tornier B.V. and TMG Partners III LLC	Incorporated by reference to Exhibit
10.31 to Tornier’s Amendment No.
3 to Registration Statement on
Form S-1 filed with the Securities
and Exchange Commission on
September 14, 2010

(Registration No. 333-167370)

4.9	Joinder Agreement, dated May 11, 2009, by and between Tornier B.V. and Split Rock Partners, L.P.	Incorporated by reference to Exhibit
10.32 to Tornier’s Amendment No.
3 to Registration Statement on
Form S-1 filed with the Securities
and Exchange Commission on
September 14, 2010

(Registration No. 333-167370)

4.10	Joinder Agreement, dated April 2008, by and between Tornier B.V. and Stichting Administratiekantoor Tornier	Incorporated by reference to Exhibit
10.33 to Tornier’s Amendment No.
3 to Registration Statement on
Form S-1 filed with the Securities
and Exchange Commission on
September 14, 2010

(Registration No. 333-167370)

5.1	Opinion of Stibbe N.V.	Filed herewith
10.1	Tornier N.V. Amended and Restated 2010 Incentive Plan	Incorporated by reference to Exhibit 10.1 to Tornier’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 29, 2012 (File No. 001-35065)
23.1	Consent of Ernst & Young LLP, an Independent Registered Public Accounting Firm	Filed herewith
23.2	Consent of Stibbe N.V.	Included as part of Exhibit 5.1
24.1	Power of Attorney	Filed herewith